CHUBB                    EXECUTIVE PROTECTION POLICY
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                                             DECLARATIONS

                                             EXECUTIVE LIABILITY
                                             INDEMNIFICATION COVERAGE SECTION

Item 1.      Parent Organization:

             ROUNDY'S,INC.




Item 2.      Limits of Liability:

             (A)   Each Loss            $10,000,000.
             (B)   Each Policy Period   $10,000,000.

                   Note that the limits of liability and any deductible or retention are reduced or exhausted by Defense Costs.

Item 3.      Coinsurance Percent:  NONE


Item 4.      Deductible Amount:

                   Insuring Clause 2       $   350,000.


Item 5.      Insured Organization:

             ROUNDY'S, INC.
             AND ITS SUBSIDIARIES


Item 6.      Insured Persons:

             Any person who has been, now is, or shall become a duly elected director or a duly elected or appointed officer of the insured organization


Item 7.      Extended Reporting Period:

             (A)  Additional Premium:   25% OF THE ANNUAL PREMIUM
             (b)  Additional Period:    90 DAYS


Item 8.      Pending or Prior Date:  11-01-92


Item 9.      Continuity Date:  11-01-92


                                            PREMIUM    $113,325.00